UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2014

Sanomedics International Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54167	27-3320809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Brickell Avenue, Suite 415, Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (305) 433-7814 not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2014, Sanomedics International Holdings, Inc. (the “Company”) entered into two (2) Convertible Debentures (the “Debentures”) with REDWOOD MANAGEMENT LLC and REDWOOD FUND II, LLC (combined “REDWOOD”) in the principal amounts of $189,375 and $63,125, respectively. On October 27, 2014, REDWOOD funded the Company an initial tranche of $125,000 pursuant to the terms thereof, with the remaining $127,500 balance to be funded in one week after execution. The principal sum of the Debentures carries a 1% original issue discount (“OID”) from the stated principal amounts. The maturity date of the Debentures plus interest at 13% per annum is April 24, 2015 or such earlier date as the Debentures are required or permitted to be repaid as provided in the Debentures agreement.

All principal and accrued interest on the Debentures is convertible into shares of the Company’s common stock at the election of the holder thereof at any time at a conversion price equal to 65% of the lowest traded VWAP price during the 10 trading days prior to conversion.

For all the terms and conditions of the Debentures described above, reference is hereby made to such Debentures annexed hereto as Exhibit 10.77 and 10.78. All statements made herein concerning the foregoing Debentures are qualified by reference to said Exhibit.

Aegis Capital Corp. (the “Placement Agent”) served as the Placement Agent in connection with this private placement and, in exchange for its services, earned a placement agent fee from the proceeds of the private placement.

Item 3.02 Unregistered Sales of Equity Securities.

On October 24, 2014 we issued the Debentures to REDWOOD as described earlier in this report. REDWOOD is an accredited or otherwise sophisticated investor who had access to business and financial information concerning the Company. The issuance of the Debentures was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act. We are using the proceeds of the initial funding for working capital.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.77	$189,375 Debenture dated October 24, 2014 payable to REDWOOD MANAGEMENT LLC

10.78	$63,125 Debenture dated October 24, 2014 payable to REDWOOD FUND II, LLC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanomedics International Holdings, Inc.

Date: October 30, 2014	By:	/s/ David C. Langle
David C. Langle
Chief Financial Officer